Other income	6 Months Ended
Jun. 30, 2022
Other income

Other income

	For the three months ended June 30,		For the six months ended June 30,
(in €)	2022 (unaudited)	2021 (unaudited)	2022 (unaudited)	2021 (unaudited)

Other income from government grants	14,415,368	-	14,415,368	-
Further other incomes	26,173	15,216	27,767	20,678
Total	14,441,541	15,216	14,443,135	20,678

Other income increased by €14.4 million. The increase was due to an increase in amounts recognized from grant payments received from the German government.

A portion of this increase is attributable to the recognition of €7.1 million, which was initially deferred in Q4 2021 as a liability as, prior to Q2 2022, there was not reasonable assurance as to whether all grant conditions were fulfilled. With receipt in Q2 2022 of a written confirmation from the agency administering the grant on behalf of the German federal government, reasonable assurance of grant conditions being fulfilled was reached. Further, this confirmation amended the grant, including amending the amounts eligible for each of the various cost categories covered by the grant, with no change to the overall grant amount, and amending the timeline during which eligible costs related to the manufacturing process development activities can be incurred. In addition, reimbursable costs incurred during Q1 and Q2 2022, in the amount of €7.3 million, were also recognized as other income in Q2 2022.

Going forward, the Company will recognize other income as reimbursable costs under the grant are incurred. Grant payments received for the Company’s pre-payment of goods and services will be recognized as a liability, while reimbursable amounts for costs incurred but not yet claimed for reimbursement will be recorded as other receivables in “Financial assets in government grants.”